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                                                                   EXHIBIT 10.10

                        CB COMMERCIAL  HOLDINGS,  INC.
               L.  J.  MELODY  ACQUISITION  STOCK  OPTION  PLAN



SECTION 1.     ESTABLISHMENT, PURPOSE, AND EFFECTIVE DATE OF PLAN

     1.1  Establishment.   CB COMMERCIAL HOLDINGS, INC., a Delaware corporation
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(the "Company"), hereby establishes the L. J.  MELODY  ACQUISITION  STOCK
OPTION  PLAN  (the "Plan").

     1.2  Purpose.     The L. J. Melody Acquisition Stock Option Plan was
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established in connection with the acquisition of the outstanding capital stock of L. J. Melody & Company and L. J. Melody & Company of California for the purpose of granting options thereunder to certain key employees of such firms as an inducement to enter into or remain in the service of the Company and its subsidiaries and as an incentive for extraordinary efforts during such service.

     1.3  Effective Date.     The Plan shall become effective immediately upon
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its adoption by the Board of Directors of the Company.

SECTION 2.     DEFINITIONS

     2.1  Definitions.     Whenever used herein, the following terms shall have
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their respective meanings set forth below:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Committee" means the Compensation Committee of the Board.

          (d) "Disability" means the inability to engage in any Substantial Gainful Activity by reason of any medically determinable physical or mental impairment which, in the sole and final judgment of the Committee, can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than twelve months.

          (e) "Employee" means a regular employee (including officers and directors who are also employees) or independent contractor (including any independent contractor operating in the form of a corporation, partnership, limited liability company or otherwise) of L. J. Melody & Company or any of its subsidiaries, or any branch or division thereof.

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          (f)  "Fair Market Value" of the Stock on any date means, in the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, or is publicly traded in an established securities market, the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on such date, or, if there is no such closing price, the mean between the highest bid and lowest asked prices or between the high and low prices on such date or, if no sale of the Stock has been made on such day, on the next preceding day on which any such sale shall have been made; or the value determined by using such other method as the Committee may determine.

          (g) "Option" means the right to purchase Stock at a stated price for a specified period of time.

          (h) "Participant" means any Employee granted an option under the Plan.

          (i) "Stock" means the Class B-2 Common Stock of the Company, par value $.01 per share.

          (j) "Substantial Gainful Activity" means the performance of significant duties over a reasonable period of time in work for remuneration or profit (or in work or a type generally performed for remuneration or profit).

     2.2  Gender and Number.     Except when otherwise indicated by the context,
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words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

SECTION 3.     ELIGIBILITY AND PARTICIPATION

     Options may be granted under the Plan to any Employee.

SECTION 4.     ADMINISTRATION

     4.1  Compensation Committee.   The Committee shall be responsible for the
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administration of the Plan.   The Committee, by majority action thereof, is
authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interest of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, all in the Committee's sole and absolute discretion, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever.

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     4.2  No Liability.     No member of the Committee shall be liable for and
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the Company shall indemnify and hold each such member harmless with respect to any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

SECTION 5.     STOCK SUBJECT TO PLAN

     5.1  Number.     The total number of shares subject to Options may not
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exceed 90,750 shares.  The number of shares of Stock subject to Options under the Plan and the Option prices are subject to adjustment upon occurrence of any of the events indicated in Section 5.3. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock not reserved for any other purpose.

     5.2  Lapsed Options.   To the extent any Option granted under the Plan
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terminates, expires or lapses for any reason, any shares subject to such Option again shall be available for the grant of an Option.

     5.3  Adjustment in Capitalization.     In the event of any change in the
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outstanding shares of Stock that occurs by reason of a stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock subject to each outstanding Option, and its stated Option price, shall be adjusted appropriately by the Committee, whose determination shall be final and conclusive; provided, however that fractional shares shall be rounded to the nearest whole share. In such event, the Committee also shall have complete discretion to make adjustments in the number and type of shares subject to Stock grants then outstanding under the Plan pursuant to the terms of such grants or otherwise as it deems appropriate.

SECTION 6.     DURATION OF PLAN

     6.1  Duration of Plan.     The Plan shall remain in effect, subject to the
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Board's right to earlier terminate the Plan pursuant to Section 11 hereof, until all Stock subject to it shall have been purchased, acquired or lapsed pursuant to the provisions hereof. Notwithstanding the foregoing, no Option may be granted under the Plan on or after the tenth (10th) anniversary of the Plan's effective date.

SECTION 7.     STOCK OPTIONS

     7.1  Grant of Options.   Options may be granted to Participants at any time
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and from time to time as shall be determined by the Committee or the Board.  The
Committee or the Board, as applicable, shall have complete discretion in determining the number, type and price of Options granted to each Participant; provided, however, the aggregate Fair Market Value (determined at the time the Option is granted) of the Stock with respect to which an incentive stock option under Section 422A of the Code becomes exercisable for the first time by a Participant during any calendar year shall not exceed $100,000, nor shall any incentive stock option under Section 422A of the Code be granted to any person who owns, directly or

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indirectly, Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. Nothing in this Section 7 of the Plan shall be deemed to prevent the grant of nonstatutory stock options in amounts which exceed the maximum established by Section 422A of the Code with respect to incentive stock options.

     7.2  Option Agreement.    Each Option shall be evidenced by an Option
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Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Chief Executive Officer or Committee shall determine.

     7.3  Option Price.     No Option granted pursuant to the Plan which is
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intended to be an incentive stock option under Section 422A of the Code shall have an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted.

     7.4  Duration of Options.     Each Option shall expire at such time as the
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Committee shall determine at the time it is granted, provided, however, that no
Option shall be exercisable later than ten years from the date of its grant.

     7.5  Exercise of Options.     Options granted under the Plan shall be
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exercisable at such time and be subject to such restrictions and conditions as the Committee or the Board, as applicable, shall in each instance approve, which need not be the same for all Participants. Each Option which is intended to qualify as an incentive stock option pursuant to Section 422A of the Code shall comply with the applicable provisions of the Code pertaining to such Options.

     7.6  Payment.     The purchase price of Stock upon exercise of any Option
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shall be paid in full either (i) in cash or (ii) with the consent of the
Committee, through the tender to the Company of shares of Stock valued at Fair Market Value on the date of exercise, or (iii) by a combination of (i) and (ii). If shares of Stock are surrendered by an officer of the Company who is subject to Section 16(b) of the Securities Exchange Act of 1934 as payment of the Option Price and the Stock surrendered was acquired pursuant to an option to acquire Stock and such acquisition was not an exempt transaction under Section 16 of the Securities Exchange Act of 1934, then six (6) months must have elapsed since the date of grant of such option. The payment in full of the Option price shall be deemed to have been made with the written notice of exercise provided the notice of exercise directs that the stock certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such stock certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option price for the shares of Stock purchased plus the amount (if any) of Federal and/or other taxes which the Company, in its discretion, requires to be withheld with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment or deemed payment in full of the Option price therefor and any applicable withholding taxes, the individual exercising the Option shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of such shares. A separate stock certificate or certificates shall

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be issued for any shares purchased pursuant to the exercise of an Option which is an incentive stock option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an incentive stock option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued, and except as provided in Section 5.3 above, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

     7.7  Restriction on Stock Transferability.    The Committee shall impose
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such restrictions on any shares of Stock acquired pursuant to the exercise of an
Option under the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange upon which such shares of Stock are then listed, under any blue sky or state securities laws applicable to such shares, and under any Stockholders' Agreement then in effect.

     7.8  Termination Due to Death or Disability.     In the event a Participant
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ceases to be an Employee by reason of death or Disability, any outstanding
Options then exercisable may be exercised at any time prior to the expiration date of the Options or within twelve (12) months after such date of termination of employment, whichever period is the shorter.

     7.9  Termination other then for Death or Disability.     If a Participant
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ceases to be an Employee for any reason other than death or Disability, the rights which he or she may have under any then outstanding Option granted pursuant to the Plan shall terminate in accordance with the terms of the Option
agreement.   Except with respect to grants of incentive stock options, a
Participant who is a common law employee of the Company shall not cease to be an Employee if he or she becomes an independent contractor with respect to the Company and an independent contractor with respect to the Company shall not cease to be an Employee if he or she immediately becomes a common law employee of the Company.

     7.10 Nontransferability of Options.    No Option granted under the Plan may
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be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or by such Participant's conservator of the estate or the equivalent.

SECTION 8.     RIGHTS OF EMPLOYEES

     8.1  Termination.     Nothing in the Plan shall interfere with or limit in
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any way the right of the Company or its subsidiaries to terminate any
Participant's employment as a common law employee or engagement as an independent contractor at any time, with or without cause, nor confer upon any Participant any right to continue in the employ of the Company or its subsidiaries.

     8.2  Participation.    No employee shall have a right to be selected as a
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Participant or, having been so selected, to be selected again as a Participant.

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SECTION 9.     AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

     9.1  Amendment, Modification and Termination of Plan.    Unless sooner
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terminated as provided herein, the Plan will automatically terminate on
September 24, 2006. The Board at any time may terminate, and from time to time may amend or modify, the Plan. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Option theretofore granted under the Plan, without the consent of the Participant.

SECTION 10.     TAX WITHHOLDING

     The Company shall have the right to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local withholding tax requirements on any Option under the Plan and, notwithstanding any other provision to the contrary, no Option shall be subject to exercise until withholding satisfactory to the Company has been made.

SECTION 11.     MISCELLANEOUS

     11.1 Requirements of Law.     The granting of Options and the issuance of
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shares of Stock upon exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     11.2 Use of Proceeds.    The proceeds received by the Company from the sale
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of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

     11.3 Gender and Number.    Except as otherwise indicated by the context,
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words in the masculine gender when used in this Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

     11.4 Headings.     The headings herein are for convenience only and shall
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not be used in interpreting the Plan.

     11.5 Governing Law.    The validity, interpretation and effect of this
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Plan, and all agreements hereunder, shall be governed by and construed in accordance with and governed by the laws of the State of Delaware, other than the choice of law rules thereof.

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     IN WITNESS WHEREOF, CB Commercial Holdings, Inc. has caused this Plan to be adopted this 24th day of September, 1997.


                                    CB COMMERCIAL HOLDINGS, INC.


                                    By:
                                        _________________________
                                         JAMES J. DIDION
                                         CHIEF EXECUTIVE OFFICER

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